UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

OPKO Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.
Miami, Florida		33137
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 305 575-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 15, 2025, OPKO Health, Inc., a Delaware corporation (“OPKO”), issued a press release announcing the completion of the Transaction (as defined in Item 8.01 of this Current Report on Form 8-K). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent expressly stated in such filing.

Item 8.01 Other Events.

As previously reported, on March 10, 2025, OPKO, its wholly owned subsidiary, BioReference Health, LLC (“BioReference” and, together with OPKO, “Seller”), and Laboratory Corporation of America Holdings, a Delaware corporation (“Buyer”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which Seller agreed to sell and assign to Buyer, and Buyer agreed to purchase and assume from Seller, certain assets and liabilities of BioReference’s laboratory testing businesses focused on oncology and oncology-related clinical testing services across the United States, in exchange for an aggregate purchase price of up to $225,000,000 in cash (the “Transaction”), of which $192,500,000 is payable by Buyer in cash upon closing of the Transaction, and up to $32,500,000 of contingent consideration is payable in cash in accordance with the terms of a post-closing earnout based upon revenue generated by certain customer accounts.

On September 15, 2025, the parties to the Purchase Agreement consummated the Transaction, and Buyer paid to Seller $192,500,000 in cash, subject to certain adjustments as set forth in the Purchase Agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated September 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

	By:	/s/ Adam Logal
Date: September 15, 2025	Name:	Adam Logal
	Title:	Senior Vice President, Chief Financial Officer